SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

        Date of Report (Date of Earliest Event Reported): October 9, 2000
                                                          ----------------

                             VITRO DIAGNOSTICS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Nevada                        0-17378                        84-1012042
----------------               ------------                  -------------------
(State or other                (Commission                   (I.R.S. Employer
jurisdiction of                File Number)                  Identification No.)
incorporation)

                             8100 Southpark Way, B-1
                            Littleton, Colorado                   80120
               ----------------------------------------       -------------
               (Address of Principal Executive Offices)         (Zip Code)


        Registrant's telephone number including area code: (303) 798-6882
                                                           --------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On October 9, 2000, Vitro Diagnostics, Inc. (the "Company"), as approved by the Board of Directors, engaged Cordovano and Harvey, P.C. as its principal accountant and independent auditors for the fiscal year ending October 31, 2000, and simultaneously dismissed Larry O'Donnell, CPA, P.C. as its principal accountant and auditors.

     The reports of Larry O'Donnell, CPA, P.C. for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     During the Company's two most recent fiscal years and the interim period since that date, there were no disagreements with Larry O'Donnell, CPA, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedure which, if not resolved to the satisfaction of Larry O'Donnell, CPA, P.C., would have caused Larry O'Donnell, CPA, P.C. to make reference to the matter in their report. Further, there were no reportable events as that term is described in Item 304(a)(1)(iv)(B) of Regulation S-B.

     The Company has requested Larry O'Donnell, CPA, P.C. to furnish it a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of the letter, dated October 13, 2000, is filed as Exhibit 1 to this Form 8-K.

     During the two most recent fiscal years and any subsequent interim period, the Company has not consulted Cordovano and Harvey, P.C., regarding any matter requiring disclosure in this Form 8-K.


Item 7. FINANCIAL STATEMENTS AND EXHIBITS

     a.   Not applicable.

     b.   Not Applicable.

     c.   Exhibits.

          1.   Letter,   dated  October 13,  2000,  from  former   certifying
               accountant, Larry O'Donnell, CPA, P.C.

                                    SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 VITRO DIAGNOSTICS, INC.

Date: October 12, 2000                  By:      /s/ James R. Musick
                                             -----------------------
                                                 James R. Musick, President

                                  EXHIBIT INDEX

Exhibit

Number         Description

1.             Letter from Larry O'Donnell, CPA, P.C., dated October 13, 2000.

EXHIBIT 1 - Letter from Larry O'Donnell, CPA


                           Larry O'Donnell, CPA, P.C.
Telephone (303) 745-4545                                    2280 So. Xanadu Way
                                                                      Suite 370
                                                          Aurora, Colorado 80014


October 13, 2000



Office of the Chief Accountant
SECPS Letter File
Securities and Exchange Commission
Mail Stop 9-5
450 Fifth Street, N.W.
Washington, D.C. 20549



Vitro Diagnostics, Inc.



I would like to inform you that I have read the disclosures provided by Vitro Diagnostics, Inc. (Comm. File # 0-17378) in its filing of Form 8-K dated October 9, 2000 and that there are no disagreements regarding the statements made under
Item 4 - Changes in Registrant's Certifying Accountant.

Sincerely,

/s/ Larry O'Donnell, CPA, P.C.
------------------------------
Larry O'Donnell, CPA, P.C.